UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

157 Technology Drive, Irvine, California		92618

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 788-6700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On December 19, 2008, Spectrum Pharmaceuticals, Inc. (“Spectrum”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the completion of its previously-announced transaction to enter into a 50/50-owned joint venture (the “Joint Venture”) with Cell Therapeutics, Inc. (“CTI”) to commercialize and develop Zevalin® (ibritumomab tiuxetan) (the “Zevalin Business”) in the United States. Pursuant to this Amendment No. 1 to the Initial 8-K, Spectrum hereby amends and supplements Item 9.01 of the Initial 8-K to file the required financial statements and pro forma financial information that were not filed with the Initial 8-K.
     Filed as Exhibit 99.2 to this Form 8-K/A is the audited financial statement of the Zevalin Business for the nine month period ended September 30, 2008, the most recent relevant financial period for which data is available for the acquired Zevalin Business. The unaudited pro forma combined financial statements and related notes of Spectrum as of September 30, 2008 and for the nine months then ended, are filed as Exhibit 99.3 to this Form 8-K/A.
     The Initial 8-K is only amended to the extent specifically provided herein and shall not otherwise be deemed amended or superseded in any other respect.
     This Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “will,” “expect,” “believe,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding Spectrum’s expectations, goals or intentions regarding the future, including but not limited to statements regarding the Joint Venture. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. In particular, Spectrum can provide no assurances that it will be able to realize the benefits anticipated from the Joint Venture transaction. Risks that could affect forward-looking statements also include those related to the parties’ ability to successfully operate the Joint Venture, changes in laws and regulations and general economic conditions. Additional factors that could cause actual results to differ are described in further detail in Spectrum’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation its Annual Report on Form 10-K for the year ended December 31, 2007 and its subsequent Quarterly Reports on Form 10-Q. All forward looking statements in this Form 8-K/A speak only as of the date hereof. Spectrum does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained herein except as required by law.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached audited financial statement of the Zevalin Business was omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.2 to this Form 8-K/A, and incorporated herein by reference, is the audited financial statement of the Zevalin Business for the nine month period ended September 30, 2008, in reliance on Rule 3.06 of Regulation S-X
     (b) Pro Forma Financial Information.
     Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial statements were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.3 to this Form 8-K/A, and incorporated herein by reference, are the unaudited pro forma combined financial statements and related notes of Spectrum as of September 30, 2008 and for the nine months then ended.
     (c) Exhibits.
2.1+	Purchase and Formation Agreement, dated as of November 26, 2008, by and among Spectrum Pharmaceuticals, Inc., Cell Therapeutics, Inc. and RIT Oncology, LLC* (Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. Spectrum will furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.)

23.1	Consent of Stonefield Josephson, Inc.

99.1+	Press Release dated December 16, 2008.

99.2	Audited financial statement of the Zevalin Business for the nine month period ended September 30, 2008.

99.3	Unaudited Pro Forma Combined Financial Statements and Related Notes of Spectrum Pharmaceuticals, Inc.

+ Previously filed as exhibits to Spectrum’s Current Report on Form 8-K (File No. 000-28782) filed with the SEC on December 19, 2008.
* The registrant has requested confidential treatment with respect to portions of this exhibit.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 2, 2009	SPECTRUM PHARMACEUTICALS, INC.

	By:	/s/ Shyam Kumaria

Name: Shyam Kumaria
Title: V.P. Finance

Exhibit List
2.1+	Purchase and Formation Agreement, dated as of November 26, 2008, by and among Spectrum Pharmaceuticals, Inc., Cell Therapeutics, Inc. and RIT Oncology, LLC* (Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. Spectrum will furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.)

23.1	Consent of Stonefield Josephson, Inc.

99.1+	Press Release dated December 16, 2008.

99.2	Audited financial statement of the Zevalin Business for the nine month period ended September 30, 2008.

99.3	Unaudited Pro Forma Combined Financial Statements and Related Notes of Spectrum Pharmaceuticals, Inc.

+ Previously filed as exhibits to Spectrum’s Current Report on Form 8-K (File No. 000-28782) filed with the SEC on December 19, 2008.
* The registrant has requested confidential treatment with respect to portions of this exhibit.